CROSS-DEFAULT AND CROSS-COLLATERALIZATION AGREEMENT

THIS CROSS-DEFAULT AND CROSS-COLLATERALIZATION AGREEMENT (this "Agreement") dated February _____, 2006, is by and among HOMETOWN AUTO FRAMINGHAM, INC., a Massachusetts corporation, JOSEPH SHAKER, an individual, BAY STATE REALTY HOLDINGS, INC., a Massachusetts corporation, FAMILY FORD, INC., a Connecticut corporation, SHAKER’S INC., a Connecticut corporation, HOMETOWN BRATTLEBORO, INC., a Vermont corporation, SHAKER AUTO GROUP, INC., a Connecticut corporation, COREY SHAKER, an individual, STEVEN SHAKER, an individual, JANET SHAKER, an individual, and EDWARD SHAKER, an individual (each an "Obligor" and collectively, "Obligors") and FORD MOTOR CREDIT COMPANY ("Lender").

WHEREAS, Obligors are affiliates, shareholders and/or partners of each other, and Obligors have or may have financing outstanding with Lender, as more particularly described in Schedule A attached hereto (collectively, the "Loans"); and

WHEREAS, as a condition of the financing evidenced on Schedule A, Lender has required that each of the Loans be cross-defaulted and cross-collateralized with each other Loan; and

NOW, THEREFORE, in consideration of the promises and other valuable consideration, receipt of which is hereby acknowledged, Obligors and Lender hereby covenant and agree as follows:

1. As used herein, the following terms shall have the following meanings:

(a) Event of Default: An Event of Default or any other default under any document evidencing the Loans or under any Security Document.

(b) Indebtedness: The principal of and interest on and all other amounts, payments and premiums due under the Loans and all other indebtedness of each Obligor to Lender under and/or secured by the Security Documents, or any amendments, modifications, renewals and extensions of any of the foregoing.

(c) Loans: Collectively, each of the Loans as listed in Schedule A.

(d) Obligations: Any and all of the covenants, promises and other obligations (other than the Indebtedness) made or owing by the Obligors and others to or due to Lender under and/or as set forth in the documents evidencing the Loans and/or the Security Documents, and any and all extensions, renewals, modifications and amendments of any of the foregoing.

(e) Security Documents: All deeds of trust, mortgages, assignments, loan agreements, security agreements and any and all other documents now or hereafter created securing the payment of the Indebtedness or the observance or performance of the Obligations.

2. Cross-Default and Cross-Collateralization. The Security Documents are hereby amended to provide that an Event of Default with respect to any Loan shall be an Event of Default with respect to all Loans, and upon the occurrence of an Event of Default, Lender shall have the right to exercise any and all remedies granted to Lender under the Security Documents in accordance with the terms and conditions of such Security Documents. The collateral securing each of the Loans shall secure all the other Loans.

3. Governing Law. This Agreement shall be deemed to have been made under, and shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

4. Reaffirmation of Loan Obligations. Obligors hereby confirm and reaffirm their liabilities, obligations and agreements under the Security Documents.

5. Reaffirmation of Guaranty. Each Obligor confirms and restates its joint and several liabilities, obligations and agreements under the guaranty or guaranties by such Obligor of any other Obligor's indebtedness and obligations to Lender as set forth in Schedule A attached hereto and as such obligations have been amended by this Agreement (the "Guaranty"). Each Obligor acknowledges and agrees that every right, power and remedy of Lender under this Agreement relating to any document evidencing any loan to any Obligor is in full force and effect, including, without limitation, such rights, powers and remedies relating to this Agreement and the payment of the indebtedness and performance of the obligations thereunder or under the Guaranty. Without limiting the foregoing, each Obligor intends by execution and delivery of this Agreement to absolutely, irrevocably and unconditionally reaffirm its Guaranty to Lender of (i) the due and punctual payment of the indebtedness due and payable under the Guaranty and (ii) the performance by Obligor of the obligations under this Agreement. Each Obligor acknowledges and declares that it has no defense, claim, charge, plea or set-off whatsoever in law or equity against the Lender, the Guaranty, this Agreement or any other instrument or document executed by each Obligor in connection with the Guaranty or this Agreement. Each Obligor waives and releases any and all defenses which might accrue to it by the execution of this Agreement.

6. Amendment of Terms and Conditions. The terms of this Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is asserted, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given.

7. Miscellaneous.

(a) All terms used in the singular shall also include the plural and all terms used in the plural shall also include the singular. Pronouns indicating gender shall include all genders. The covenants and agreements of each Obligor contained herein shall be deemed to be the joint and several covenants and agreements of each person and/or entity named in the definition of the term "Obligors".

(b) The Obligors authorize Lender to manually or electronically file this Agreement and any financing statements to perfect Lender's interests, under this Agreement and the agreements described in Schedule A, in the Collateral and/or the Receivables as defined in the agreements described in Schedule A.

(c) Upon Lender's request, the Obligors will provide Lender with a list of all states where the Collateral (as defined in the agreements described in Schedule A hereto) is located.

(d) The Obligors shall provide Lender with at least 30 days' prior written notice of a change to Obligor's (1) legal name, (2) state of incorporation, registration or organization, (3) social security or Federal tax identification number, (4) location of its chief executive office, or (5) type of business organization (such as, corporation, partnership, limited liability company).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above intending to be legally bound hereby.

LENDER:
FORD MOTOR CREDIT COMPANY, a Delaware corporation

By:
Douglas J. Hertrich, Branch Manager

OBLIGOR:
HOMETOWN AUTO FRAMINGHAM, INC., a Massachusetts corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary

Obligor's Federal Tax ID Number: __________________________

BAY STATE REALTY HOLDINGS, INC., a Massachusetts corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary

Obligor's Federal Tax ID Number: __________________________

FAMILY FORD, INC., a Connecticut corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary

Obligor's Federal Tax ID Number: __________________________

SHAKER’S INC., a Connecticut corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary

Obligor's Federal Tax ID Number: __________________________

HOMETOWN BRATTLEBORO, INC., a Vermont corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary

Obligor's Federal Tax ID Number: __________________________

SHAKER AUTO GROUP, INC., a Connecticut corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary

Obligor's Federal Tax ID Number: __________________________

JOSEPH SHAKER

COREY SHAKER

STEVEN SHAKER

JANET SHAKER

EDWARD SHAKER

SCHEDULE A

(a) the Promissory Note dated February ____, 2006 in the original principal amount of $6,035,000.00 from BAY STATE REALTY HOLDINGS, INC., a Massachusetts corporation to the order of Lender pursuant to which Lender made a Mortgage Loan to BAY STATE REALTY HOLDINGS, INC. (229879);

(b) the Automotive Wholesale Plan Application for Wholesale Financing and Security Agreement dated March 2, 2001 from HOMETOWN AUTO FRAMINGHAM, INC., a Massachusetts corporation pursuant to which Lender extended a wholesale line of credit to HOMETOWN AUTO FRAMINGHAM, INC. to finance new and used motor vehicles, and any and all advances now or hereinafter outstanding hereunder;

(c) the Automotive Wholesale Plan Application for Wholesale Financing and Security Agreement dated February 28, 2001 from FAMILY FORD, INC., a Connecticut corporation pursuant to which Lender extended a wholesale line of credit to FAMILY FORD, INC. to finance new and used motor vehicles, and any and all advances now or hereinafter outstanding hereunder;

(d) the Automotive Wholesale Plan Application for Wholesale Financing and Security Agreement dated February 28, 2001 from SHAKER’S INC., a Connecticut corporation pursuant to which Lender extended a wholesale line of credit to SHAKER’S INC. to finance new and used motor vehicles, and any and all advances now or hereinafter outstanding hereunder;

(e) the Automotive Wholesale Plan Application for Wholesale Financing and Security Agreement dated March 2, 2001 from HOMETOWN BRATTLEBORO, INC., a Vermont corporation pursuant to which Lender extended a wholesale line of credit to HOMETOWN BRATTLEBORO, INC. to finance new and used motor vehicles, and any and all advances now or hereinafter outstanding hereunder;

(f) the Master Loan and Security Agreement dated February _____, 2006 from HOMETOWN AUTO FRAMINGHAM, INC., a Massachusetts corporation to the order of Lender and any and all Loan Supplements thereto, pursuant to which Lender extended a credit facility to HOMETOWN AUTO FRAMINGHAM, INC.; and

(g) any and all other loans now or hereafter outstanding made by Lender to any Obligor, and any and all extensions, increases, amendments, renewals and modifications of the foregoing.